                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    November 2, 2001


                             TORCHMARK CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 1-9052                    63-0780404
      (State or other        (Commission File No.)      (I.R.S. Employer ID No.)
         jurisdiction
       of incorporation)


               2001 Third Avenue South, Birmingham, Alabama 35233
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:   (205) 325-4200


                                      None
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
-------   -------------

          On October 31, 2001, Torchmark Corporation ("Torchmark") and Torchmark Capital Trust I (the "Trust"), entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement, for the sale of 4,400,000 7 3/4% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of the Trust. Such Trust Preferred Securities are a portion of the $300 million of securities that were registered by Torchmark and the Trust pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on November 30, 1999 (File No. 333-83411 (the "Registration Statement")).

          A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K. The Federal Income Tax Opinion of Maynard, Cooper & Gale, P.C., tax counsel to Torchmark and the Trust, together with the consent of such firm to the reference thereof in the Prospectus Supplement dated October 31, 2001 (the "Prospectus Supplement") is filed as Exhibit 8.1. Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exibits
          4.1 through 4.5 to this Form 8-K. The consents of Deloitte & Touche LLP and KPMG LLP to the reference to such firms in the Prospectus Supplement are filed as Exhibits 23.1 and 23.2, respectively. The Statements of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Junior Subordinated Indenture, the Amended and Restated Declaration of Trust and the Preferred Securities Guarantee Agreement are filed as Exhibits
          25.1 through 25.3 to this Form 8-K.



Item 7.   Financial Statement and Exhibits.
-------   ---------------------------------

1.1 Underwriting Agreement dated October 31, 2001, between Torchmark and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., as Representatives of the Underwriters named in the Underwriting Agreement.

4.1 Certificate of Amendment to the Certificate of Trust of Torchmark Capital Trust I, dated November 1, 2001.

4.2 Amended and Restated Declaration of Trust of Torchmark Capital Trust I, dated November 2, 2001.

4.3 Junior Subordinated Indenture (the "Indenture"), dated November 2, 2001, between Torchmark and The Bank of New York, as Trustee, defining the rights of the 7 3/4% Junior Subordinated Debentures.

4.4 Officer's Certificate pursuant to Sections 2.1 and 2.3 of the Indenture, dated November 2, 2001, establishing the terms of the 7 3/4% Junior Subordinated Debentures.

4.5 Preferred Securities Guarantee Agreement, dated November 2, 2001, between Torchmark and The Bank of New York, as Trustee, with respect to the Trust Preferred Securities.

8.1       Federal Income Tax Opinion of Maynard, Cooper & Gale, P.C.

23.1      Consent of Deloitte & Touche LLP

23.2      Consent of KPMG LLP

25.1 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Indenture (Torchmark).

25.2 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Amended and Restated Declaration of Trust of Torchmark Capital Trust I.

25.3 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee under the Preferred Securities Guarantee Agreement (Torchmark).



                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TORCHMARK CORPORATION


Date: November 2,  2001       /s/ Michael J. Klyce
                              --------------------------
                              Michael J. Klyce,
                              Vice President & Treasurer